LONGLEAF PARTNERS FUNDS TRUST

SUPPLEMENT DATED JUNE 9, 2017

TO PROSPECTUS DATED MAY 1, 2017

June 9, 2017

References to Longleaf Partners Fund in the Table of Contents and on page 23 of the Prospectus should indicate that fund has been closed to new investors, subject to the exceptions outlined on page 24 of the Prospectus.

LONGLEAF PARTNERS FUNDS®

ADVISED BY SOUTHEASTERN ASSET MANAGEMENT, INC.

6410 Poplar Avenue, Suite 900

Memphis, TN 38119